Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nova Oil, Inc. on Form 10-QSB/A for the period ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer, in his capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 17, 2006	/s/ Leon van Kraayenburg
Leon van Kraayenburg
Vice President of Finance
(Principal Financial Officer)